TERMINATION AN]) RELEASE AGREEMENT be substituted for the Original Guarantees.

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

171879

TERMINATION AN]) RELEASE AGREEMENT

     The Agreement is hereby terminated, effective as of December 2001, and shall be null and void in all respects.

2. Termination of Guarantee.

     The Original Guarantees are hereby terminated, effective as of December 2001, and shall be null and void in all respects.

3. Cancellation of Note.

     The Note is hereby cancelled as of December 2001, subject to its replacement by the a promissory note reflecting the Restructured Loan ("New Note"), as guaranteed by each of Compliance Systems Corporation and Call Compliance.com, Inc.

4. Release.

     In exchange for and in consideration of the New Note and New Guarantees, Spirits irrevocably and unconditionally releases and discharges the Original Guarantors, their respective principals, directors, shareholders, officers, employees, attorneys and agents, their heirs, executors, administrators, successors and assigns (collectively, the "Releasees"), jointly and severally, from any and all claims, actions, causes of action, obligations, liabilities, judgments, suits, debts, attorneys' fees, costs, sums of money, wages, bonuses, benefits of any type (including vested or unvested stock options), accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, extents, executions, claims and demands whatsoever in law, or in equity, which against the Releasees, Spirits, its heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever related to the Agreement, Loan, and/or Note, from the beginning of the world to the date of this Agreement

5. Authorization.

     Each of the parties hereto represents and warrants that it has full power and authority to execute and deliver this Agreement and upon execution and delivery of this Agreement by the respective parties hereto, this Agreement shall be fully enforceable in accordance with the terms hereof.

6. Choice of Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in New York without regard to any conflict of laws or other rules which might

171879

1.Termination of Agreement. apply the laws of any other jurisdiction. If any portion of this Agreement or any underlying agreement or instrument to which it relates is determined to be invalid or unenforceable, in whole or in part, the balance of this Agreement and any such underlying agreement or instrument shall be enforceable to the full extent permitted by law.

171879
2

1.Termination of Agreement.

executed this Agreement as of the date first above written.

SPIRITS MANAGEMENT INC

By:___

A
AMS N
V
O
I
C
E	INC.

~

By:
171879
2

IN WITNESS WHEREOF, the parties hereto have signed, sealed and

TERMINATION AND RELEASE AGREEMENT

     This Termination and Release Agreement dated as of December 1, 2002 by and between Telmax Co., Inc. ("Telmax"), and ASN Voice and Data Corp. ("ASN"), AMS Network, Inc., ("AMS"), Automated Systems Nationwide Network, Inc. ("Automated") and Call Compliance, Inc., a New York Company ("Call Compliance").

     WHEREAS, pursuant to an agreement ("Agreement") dated March 31, 1988, ASN assigned to Telmax the right to receive certain commissions payable to ASN pursuant to the terms of a certain Agreement for Sale of Services effective as of January 1, 1997 between ASN and NYNEX ("NYNEX Contract"), in exchange for a loan of $200,000 ("Loan"), as evidenced by a certain Promissory Note dated March 31, 1998 in the principal amount of $200,000 delivered by ASN and its affiliates, AMS and Automated, as co-obligors ("Note").

     WHEREAS, in order to induce Telmax to extend the Loan to AMS, Telmax required the delivery of guarantees by each of Dean Garfinkel, Alison Garfinkel, Automated and AMS (collectively, the "Original Guarantors") guaranteeing ASN's obligations to Telmax under the Agreement and in connection with the Loan ("Original Guarantees").

     WHEREAS, in December 2001, ASN assigned to Call Compliance the NYNEX Contract in return for Call Compliance assuming the obligations under the Note ("Assignment").

     WHEREAS, in connection with the Assignment, the Loan was restructured to be repaid on the basis of self amortizing principal and i8% interest per annum, over five years,

     WHEREAS, in the fall of 2001 AMS was notified that the NYNEX Contract would not be renewed; it expired in early 2002,

     WHEREAS, from December 2001 through November 2002 ("Note Deferment Period"), Call Compliance did not make any payments to Telmax in connection with the NYNEX Agreement or the Loan and, accordingly, the Loan is to be further restructured in the form of a new non-negotiable promissory note due June 1, 2008, pius unpaid interest during the Note Deferment Period and accrued interest during the term of the Loan, the rate of 21% per annum ("Restructured Loan").

WHEREAS, in order to induce Telmax to enter into the Restructured

Loan, it has required that the Restructured Loan be guaranteed by the parent of Call Compliance, Compliance Systems Corporation, and an affiliate of Call Compliance, Call Compliance.com, Inc., both Delaware companies ("New

171879
3

IN WITNESS WHEREOF, the parties hereto have signed, sealed and Guarantees").

     WHEREAS, the parties hereto agree to terminate the Original Guarantees such that they shall upon execution hereof be deemed null and void and the New Guarantees shall be substituted for the Original Guarantees.

171877 vi 10497.401

IN WITNESS WHEREOF, the parties hereto have signed, sealed and

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Termination of Agreement.

     The Agreement is hereby terminated, effective as of December 2001, and shall be null and void in all respects.

2. Termination of Guarantee.

     The Original Guarantees are hereby terminated, effective as of December 2001, and shall be null and void in all respects.

3. Cancellation of Note.

     The Note is hereby cancelled as of December 2001, subject to its replacement by the a promissory note reflecting the Restructured Loan ("New Note"), as guaranteed by each of Compliance Systems Corporation and Call Compliance.com, Inc.

4. Release.

     In exchange for and in consideration of the New Note and New Guarantees, Telmax irrevocably and unconditionally releases and discharges the Original Guarantors, their respective principals, directors, shareholders, officers, employees, attorneys and agents, their heirs, executors, administrators, successors and assigns (collectively, the "Releasees"), jointly and severally, from any and all claims, actions, causes of action, obligations, liabilities, judgments, suits, debts, attorneys' fees, costs, sums of money, wages, bonuses, benefits of any type (including vested or unvested stock options), accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, extents, executions, claims and demands whatsoever in law, or in equity, which against the Releasees, Telmax, its heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever related to the Agreement, Loan, and/or Note, from the beginning of the world to the date of this Agreement

5. Authorization.

     Each of the parties hereto represents and warrants that it has full power and authority to execute and deliver this Agreement and upon execution and delivery of this Agreement by the respective parties hereto, this Agreement shall be fully enforceable in accordance with the terms hereof.

6. Choice of Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and

171877 vi 10497.401

     IN WITNESS WHEREOF, the parties hereto have signed, sealed and to be performed in New York without regard to any conflict of laws or other rules which might apply the laws of any other jurisdiction. If any portion of this Agreement or any underlying agreement or instrument to

2

IN WITNESS WHEREOF, the parties hereto have signed, sealed and which it relates is determined to be invalid or unenforceable, in whole or in part, the balance of this Agreement and any such underlying agreement or instrument shall be enforceable to the full extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have signed, sealed and executed this Agreement as of the date first above written.

2

IN WITNESS WHEREOF, the parties hereto have signed, sealed and

NON-NEGOTIABLE PROMISSORY NOTE
$242,000.00
December 1, 2002

FOR VALUE RECEIVED, the undersigned, CALL COMPLIANCE, INC., a New York corporation ("Maker"), promises to pay to the order of TELMAX CO., INC., a New York corporation ("Payee"), at its office, Suite A, 780 New York Avenue, Huntington, New York 11743, or at such other place as Payee may designate to Maker in writing from time to time, the principal amount of Two Hundred Forty Two Thousand Dollars ($242,000.00), consisting of Two Hundred Thousand Dollars ($200,000.00) of principal indebtedness ("Base Principal") and Forty Two Thousand Dollars ($42,000.00) reflecting deferred interest on the Prior Note, as hereinafter defined ("Deferred Interest"), together with interest on the Base Principal from the date hereof as follows.

This Note shall reflect the amended terms of indebtedness as evidenced in a certain promissory note dated March 31, 1998 in the principal amount of Two Hundred Thousand Dollars ($200,000.00), with AMS Network, Inc., ASN Voice & Data Corp. and Automated Systems Nationwide Network, Inc. as joint and several obligors, and as amended from time to time and assigned to the Maker ("Prior Note"), and shall substitute and supercede the terms of such Prior Note.

Interest on the Base Principal shall be at the rate of 21.0% per annum ("Initial Interest Rate") from the date hereof through May 31, 2003 ("Initial Interest Period").

Commencing June 1, 2003 through May 31, 2008 ("Second Interest Period"), interest on the Base Principal shall be at the rate of 18.0% per annum ("Second Interest Rate").

During the five-year term commencing June 1, 2003 this Note is due and payable in equal and self liquidating monthly installments of Six Thousand One Hundred Twenty Eight Dollars and 70/100 ($6,128.70) consisting of amortization of (i) Deferred Interest, (ii) interest on the Base Principal at the Initial Interest Rate during the Initial Interest Period, (iii) Base Principal and (iv) interest on the Base Principal at the Second Interest Rate during the Second Interest Period. The Maker agrees to make all payments under this Note on the last day of each month ("Payment Date"). If any payment shall be insufficient, any unpaid amounts shall be added to the Base Principal and shall be treated in all respects as additional principal.

The entire outstanding balance of the Base Principal, Deferred Interest and all accmed but unpaid interest and late charges, if any, shall be become due and payable at the option of Payee immediately upon the happening of any of the following events ("Event of Default"):

     a. a default in payment of any amount due pursuant to this Note continuing beyond ten (10) business days after written notice of such default is given by the Payee to the Maker; or

3

IN WITNESS WHEREOF, the parties hereto have signed, sealed and

     b. the filing of a petition in voluntary or involuntary bankruptcy by or against Maker, the general assignment for the benefit of creditors of Maker, or the appointment of a receiver or trustee of any assets of Maker.

The Maker shall have the right to prepay this Note, at any time, in whole or in part, without premium or penalty. Each partial prepayment shall be applied first to Deferred Interest and thereafter to accrued interest, and then to installments of current interest and Base Principal, in that order, in the inverse order of their maturity.

A late charge on any payments due made more than five (5) days after the Payment Date thereof shall be paid at the rate of one-half of one percent (.5%) per month or portion thereof that said payment remains unpaid.

It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest permitted to be charged to Maker hereof under applicable law, but if, notwithstanding, interest in excess of such maximum legal rate shall be paid hereunder, the excess shall be retained by Payee as cash collateral for the payment of the outstanding principal amount and may be applied to pay same.

Maker hereby waives presentment for payment, demand, of non-payment and dishonor, protest, of protest and any other that may be required under the law in connection with enforcement of this Note.

If Maker fails to make timely the payments required hereby, Maker shall pay all costs of collection when incurred, including, without limitation, reasonable attorney's fees and expenses and court costs. Such costs will be added to the balance due hereunder.

This Note may not be modified or the face hereof canceled except in a writing, signed by Maker and by Payee. This Note shall be interpreted and enforced in accordance with the laws of the State of New York without regard to any principles of conflicts of law. The parties hereto hereby consent to the jurisdiction of the Courts of the State of New York and of the United States District Court for the Eastern District of New York in connection with any and all actions commenced with respect to this Note and further consent that any notice, process or notice of motion or other application to either of said courts or judges thereof may be served in or out of the State of New York by certified or registered mail return receipt requested, or by personal service, provided a reasonable time for appearance is allowed, or in such other manner as may be permitted by either of said courts.

As used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

CALL COMPL E, INC.

By: _____________________

Name:	itt. C~e~cw_
163735	vi 10497.401

IN WITNESS WHEREOF, the parties hereto have signed, sealed and Title:
____________________

163735 vi 104 .401

2

IN WITNESS WHEREOF, the parties hereto have signed, sealed and

     This Termination and Release Agreement dated as of December 1, 2002 by and between Tele-Serv Inc. ("Tele-Serv"), ASN Voice and Data Corp. ("ASN"), AMS Network, Inc. ("AMS") and Call Compliance, Inc., a New York Company ("Call Compliance").

     WHEREAS, pursuant to an agreement ("Agreement") dated July 11, 1996, ASN assigned to Tele-Serv the right to receive certain commissions payable to ASN pursuant to the terms of a certain Agreement for Sale of Services effective as of February 1, 1996 between ASN and NYNEX ("NYNEX Contract"), in exchange for a loan of $200,000 ("Loan"), as evidenced by a certain Promissory Note dated July 11, 1996 in the principal amount of $200,000 delivered by ASN and its affiliate, AMS ,as co-obligors ("Note").

     WHEREAS, in order to induce Tele-Serv to extend the Loan to AMS, Tele-Serv required the delivery of guarantees by each of Dean Garfinkel, Alison Garfinkel, David Giangano and AMS (collectively, the "Original Guarantors") guaranteeing ASN's obligations to Tele-Serv under the Agreement and in connection with the Loan ("Original Guarantees").

     WHEREAS, in December 2001, ASN assigned to Call Compliance the NYNEX Contract in return for Call Compliance assuming the obligations under the Note ("Assignment").

     WHEREAS, in connection with the Assignment, the Loan was restructured to be repaid on the basis of self amortizing principal and 18% interest per annum, over five years,

     WHEREAS, in the fall of 2001, AMS was notified that the NYNEX Contract would not be renewed; it expired in early 2002,

     WHEREAS, from December 2001 through November 2002 ("Note Deferment Period"), Call Compliance did not make any payments to Tele-Serv in connection with the NYNEX Agreement or the Loan and, accordingly, the Loan is to be further restructured in the form of a new non-negotiable promissory note due June 1, 2008, plus unpaid interest during the Note Deferment Period and accrued interest during the term of the Loan, the rate of 21% per annum ("Restructured Loan").

     WHEREAS, in order to induce Tele-Serv to enter into the Restructured Loan, it has required that the Restructured Loan be guaranteed by the parent of Call Compliance, Compliance Systems Corporation, and an affiliate of Call Compliance, Call Compliance.com, Inc., both Delaware companies ("New Guarantees").

     WHEREAS, the parties hereto agree to terminate the Original Guarantees such that they shall upon execution hereof be deemed null and void and the New Guarantees shall

2

TERMINATION AND RELEASE AGREEMENT be substituted for the Original Guarantees.

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

i62688v2 10497.401

TERMINATION AND RELEASE AGREEMENT

     The Agreement is hereby terminated, effective as of December 2001, and shall be null and void in all respects.

2. Termination of Guarantee.

     The Original Guarantees are hereby terminated, effective as of December 2001, and shall be null and void in all respects.

3. Cancellation of Note.

     The Note is hereby cancelled as of December 2001, subject to its replacement by the a promissory note reflecting the Restructured Loan ("New Note"), as guaranteed by each of Compliance Systems Corporation and Call Compliance.com, Inc.

4. Release.

     In exchange for and in consideration of the New Note and New Guarantees, Tele-Serv irrevocably and unconditionally releases and discharges the Original Guarantors, their respective principals, directors, shareholders, officers, employees, attorneys and agents, their heirs, executors, administrators, successors and assigns (collectively, the "Releasees"), jointly and severally, from any and all claims, actions, causes of action, obligations, liabilities, judgments, suits, debts, attorneys' fees, costs, sums of money, wages, bonuses, benefits of any type (including vested or unvested stock options), accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, extents, executions, claims and demands whatsoever in law, or in equity, which against the Releasees, Tele-Serve, its heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever related to the Agreement, Loan, and/or Note, from the beginning of the world to the date of this Agreement

5. Authorization.

     Each of the parties hereto represents and warrants that it has full power and authority to execute and deliver this Agreement and upon execution and delivery of this Agreement by the respective parties hereto, this Agreement shall be fully enforceable in accordance with the terms hereof.

6. Choice of Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in New York without regard to any conflict of laws or other rules which might apply the laws of any other jurisdiction. If any portion of this Agreement or any underlying agreement or

i62688v2 10497.401

1.Termination of Agreement. instrument to which it relates is determined to be invalid or unenforceable, in whole or in part, the balance of this Agreement and any such underlying agreement or instrument shall be enforceable to the full extent permitted by law.

2

1.Termination of Agreement.

     IN WITNESS WHEREOF, the parties hereto have signed, sealed and executed this Agreement as of the date first above written.

TELE-SERV INC.
ASN
By
:
f INC, ~ By: L Q ~

2